UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TRILLIUM THERAPEUTICS INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
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(4)	Date Filed:

TRILLIUM
THERAPEUTICS INC.

Have questions about this notice? Call the Toll Free Number below or scan the QR code to find out more.

Toll Free 1-866 964-0492

www.computershare.com/noticeandaccess

Notice of Availability of Proxy Materials for TRILLIUM THERAPEUTICS INC. Annual General and Special Meeting

Meeting Date and Location:

When: June 8, 2021
1:00 pm (Eastern Time)

Where: Virtual Meeting only through https://web.lumiagm.com/268053638

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You are receiving this notice to advise that the proxy materials for the above noted securityholders' meeting are available on the Internet. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We remind you to access and review all of the important information contained in the information circular and other proxy materials before voting.

The information circular and other relevant materials are available at:

http://ir.trilliumtherapeutics.com/corporate-governance/2021-Annual-Meeting

OR

www.sedar.com

How to Obtain Paper Copies of the Proxy Materials

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Securityholders may request to receive paper copies of the current meeting materials by mail at no cost. Requests for paper copies may be made using your Control Number as it appears on your enclosed Voting Instruction Form or Proxy. To ensure you receive the materials in advance of the voting deadline and meeting date, all requests must be received no later than May 28, 2021. If you do request the current materials, please note that another Voting Instruction Form/Proxy will not be sent; please retain your current one for voting purposes.

For Holders with a 15 digit Control Number:

Request materials by calling Toll Free, within North America - 1-866-962-0498 or direct, from Outside of North America - (514) 982-8716 and entering your control number as indicated on your Voting Instruction Form or Proxy.

To obtain paper copies of the materials after the meeting date, please contact (416) 595-0627.

For Holders with a 16 digit Control Number:

Request materials by calling Toll Free, within North America - 1-877-907-7643 or direct, from Outside of North America - (905) 507-5450 and entering your control number as indicated on your Voting Instruction Form.

To obtain paper copies of the materials after the meeting date, please contact (416) 595-0627.

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Securityholder Meeting NoticeThe resolutions to be voted on at the meeting are listed below along with the Sections within the Information Circular and proxy statement where disclosure regarding the matter can be found. 1. Election of Directors - Election of Directors 2. Appointment of Auditors - Appointment and Remuneration of the Auditors 3. Advisory vote on the compensation of the Corporation’s named executive officers - Advisory vote on executive officers’ compensation 4. Advisory vote on the frequency of future advisory votes on the compensation of the Corporation’s named executive officers - Advisory vote on the frequency of future advisory votes on executive officers’ compensationVotingPLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your securities you must vote using the methods reflected on your enclosed Voting Instruction Form or Proxy.PLEASE VIEW THE INFORMATION CIRCULAR PRIOR TO VOTINGFoldAnnual Financial statement delivery • No Annual Report (or Annual Financial Statements) is (are) included in this mailingFold01QFMA